                                                 EXHIBIT 99.2
Third Quarter Fiscal 2010
Conference Call
November 2, 2010

This presentation contains forward-looking statements regarding the Company's prospects, including the outlook for tanker and articulated tug barge markets, changing oil trading patterns, anticipated levels and timing of newbuilding and scrapping, prospects for certain strategic alliances and investments, forecasted newbuilding delivery schedule for 2010 through 2013, projected scheduled drydock and off hire days for the fourth quarter of
2010, projected locked-in charter revenue and locked-in time charter days for 2010 through 2014 and thereafter, forecasted 2010 vessel expenses, charter hire expenses, depreciation and amortization, general and administrative expenses, interest expense, and levels of equity income and capital expenditures, projected 2011 vessel operating expenses and general and administrative expenses, ability to meet refinancing obligations in
2011 and 2012, the sustainability of OSG’s annual dividend, prospects of OSG’s strategy of being a market leader in the segments in which it competes and the forecast of world economic activity and oil demand. These statements are based on certain assumptions made by OSG management based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Forward-looking statements are subject to a number of risks, uncertainties and assumptions, many of which are beyond the control of OSG, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. Factors, risks and uncertainties that could cause actual results to differ from the expectations reflected in these forward-looking statements are described in the Company’s Annual Report for 2009 on Form 10-K and those risks discussed in the other reports OSG files with the Securities and Exchange Commission.
Forward-Looking Statements

■ Third quarter fiscal 2010 results
 • TCE revenues were $209M up from $207M
 • Reported net loss of $31.8M or $1.06 per diluted share
 • Adjusted net loss was $26.8M; adjusted loss per share $0.89
■ Converging events in third quarter led to tough market conditions
 • Vessel supply increased due to release of floating storage and deliveries
 • Ton-mile demand declined relative to 2Q 2010 due to China sourcing more crude from the Middle East vs. West Africa
■ TCE revenues impacted by mix of spot vs. synthetic and time charters and expiring fixed rate business compared to 2009
 • While VLCC spot rates were up 40%, the mix drove a decline in TCE quarter-over-quarter
 • In the Products MR class, fixed days decreased and spot days increased quarter-over-quarter
Financial Highlights

- Overseas Kythnos delivered; 50,284 dwt MR chartered-in for 5 years; charter subsequently cancelled and vessel purchased at an attractive market rate

- Two LR1s scheduled to deliver in 3Q 2011 have been swapped for 2 Aframaxes delivering in 2013

Crude Oil

Products

U.S. Flag

OSG

Quarterly Highlights
■ Continued execution on our newbuild and fleet expansion
 program
 • Crude
 - FSO Africa commenced 3-year service contract in August
 - FSO joint venture expected to be profitable 4Q 2010 and beyond
 - Restructuring of joint venture debt expected to return ~$60M in cash to
 OSG Q4 2010
 • Products
 - Addition brings International Flag MR fleet to 31 vessels
 • U.S. Flag
 - Overseas Anacortes delivered; chartered-out to Tesoro for 3 years
 - Two older vessels sold; one additional single hull vessel sale pending
 - U.S. Flag fleet totals 23
■ We continue to actively manage our orderbook
 - Transaction increased construction commitments by < $5M

Fleet Profile: Built-in Growth Modernizes Fleet

15
2
12
9
7
2
73
VLCC
Suezmax
Aframax
Panamax
Lightering
FSO
Pool

1
4
7
31
5
LR2
LR1
MR
Gas/Other
Pool

3
7
13
Tanker
ATB
Lightering

Q4 10
Q1 11
Q2 11
Q3 11
Q4 11
2013
0
2
4
6

OSG

 Vessel Delivery Schedule
Crude
47 OSG
73 Pool Ships
120
Chartered-in
Owned
Total operating fleet 111
Total newbuild fleet   13
Total pool vessels   80
Total Fleet 204
Products & Gas
41 OSG*
 7 Pool Ships
48
U.S. Flag
23 OSG
* Includes car carrier and 4 LNG carriers
As of October 30, 2010
Operating Fleet
Operating Fleet
Operating Fleet

Commercial pools, COAs and triangulation trades
optimize OSG’s fleet, particularly in down markets
	OSG Spot Rates	Clarksons Average Spot *	Outperformance
VLCC (Tankers International)	$32,017	$17,276	$14,741
Suezmax (Suezmax International)	$19,185	$14,308	$4,877
Aframax (Aframax International)	$15,518	$13,932	$1,586
Panamax (Panamax International)	$16,557	$11,216	$5,341
MR	$13,057	$9,709	$3,348
*Clarksons rates for the period have been weighted according to the routes on which OSG’s vessels operate. See page 17 for more information.
Outperforming in Tough Market Conditions: 3Q 2010

$160
$140
$120
$100
$80
$60
$40
$20
$0
$144
$121
$76
$105
2008
2009
YTD 2010
2010E

OSG

(1) 2009 G&A excludes severance and relocation costs
G&A Expenses (1)
(~37%)
($ in millions)
Disciplined Expense Management
■ Disciplined expense management continues
 across shoreside operations
 • Consolidation of Products and Gas business
 units in the third quarter better leverages existing
 staff
 • Renegotiated rents in Tampa, Singapore and
 Athens; moved Philadelphia office to smaller
 facility in Delaware
 • New policies related to travel and
 communications
 • New hires and replacement positions require
 senior management approval
 • Process improvement efforts and IT
 infrastructure changes
■ Tight vessel opex management by fleet
 managers; expect to hold flat through 2011
■ Focused efforts on reducing G&A will continue
 in 2011 and beyond

■ Strong liquidity and balance sheet profile
 • $1.5B in liquidity
 • Attractive debt maturity profile
 • Manageable debt and refinancing obligations
 over next two years
 • Future construction commitments of $375M
 fully funded
■ $1.75 annual dividend sustainable
■ Ample room within covenants
As of September 30, 2010; future construction commitments after LR1/Aframax swap transaction.
Limit on Secured Debt Maximum 30%	18%
Maximum Leverage Funded indebtedness to total capitalization <60%	41%
Minimum Net Worth Tangible net worth ≥ $1.2B	$2.6B
Minimum Unencumbered Assets Tangible assets to unsecured debt ≥ 150%	256%
Covenants on $1.8B facility
Strong Balance Sheet and Liquidity

1Source IMF; 2Source IEA
While fourth quarter is starting out weaker than normal,
we expect the winter market will improve.
We believe a 2011 market turnaround is possible.
Outlook
■ Demand expectations
 • GDP estimated to grow 4.2% in 20111
 • World oil demand forecasted to grow by 1.4%2
 • China
 - Refinery expansion and demand growth continue
 - Ton-mile expands as China sources more oil from Brazil, Caribbean and other Atlantic ports
■ Products
 • Ton-mile growth expected to continue from longer-haul trading patterns
 • Ton-mile growth in the MR sector expected to exceed supply growth in 2011
 • India’s export capacity is increasing
 • Diesel arbitrage opportunities likely
■ U.S. Flag
 • Fundamentals expected to improve since Jones Act fleet expected to decline
■ Orderbook. 2011 slippage could exceed 2010.
 • With 2011 orderbook contract values well in excess of asset values and financing levels at
 60% of market value, orderbook remains wildcard

In Summary
■ Focused on executing our strategy in any market
 • We have reduced costs at sea and ashore
 • We have negotiated improvements in our newbuilding commitments
 • We have been patient about pursuing opportunities
 • Challenging U.S. Flag and Crude newbuild/conversion projects are operational
 • Scale, cargo systems and commercial infrastructure positions OSG to outperform in weak markets
 • High levels of liquidity and financial flexibility maintained
■ Following a consistent strategy throughout this difficult period positions
 OSG to emerge ahead of the pack when markets recover

page *
Financial Review
Myles Itkin, CFO

(In thousands, except EPS)	Q310	Q309
Shipping Revenues	**$259,928**	**$243,576**
Voyage expenses	51,370	36,278
TCE Revenues	**208,558**	**207,298**
Vessel expenses	64,009	66,673
Charter hire expenses	91,068	93,505
Depreciation and amortization	42,195	40,977
General and administrative	25,085	28,313
Severance and relocation costs	-	-
Shipyard contract termination costs	-	(5,141)
Loss / (gain) on disposal of vessels, net of impairments	1,722	(830)
	224,079	223,497
Income / (Loss) from Vessel Operations	(15,521)	(16,199)
Equity in income / (loss) of affiliated companies	(165)	2,480
Operating Income / (Loss)	**(15,686)**	**(13,719)**
Other income	155	873
Interest expense	17,739	10,933
Credit for federal income taxes	1,516	1,850
Net Income / (loss)	(31,754)	(21,929)
Less noncontrolling interest	-	2,305
Net Loss Attributable to OSG	**($31,754)**	**($19,624)**
Diluted Loss per share	**($1.06)**	**($0.73)**
Diluted shares outstanding	30,147	26,865
Special Items	($0.17)	$0.25
Adjusted Diluted loss per share	**($0.89)**	**($0.98)**
Adjusted net loss attributable to OSG	**($26,838)**	**($26,345)**

OSG

63% of TCE revenues derived from spot market
compared with 43% in Q309. Expiring fixed rate
business was replaced at lower rates
FSO Africa commenced employment August 30.
OSG’s share of loss for the quarter was $5.7M, which
included $3.0M related to interest rate swaps that are
marked-to-market through earnings
Debt maturity pushed out by issuing $300M of Notes
due 2018 which resulted in $5.0M increase in interest
expense, net of reduction in expense achieved by
repaying $42.0M in secured loans with an average
interest rate of 6%; average amount of floating rate
debt increased $193M quarter-over-quarter; 40bp
increase in average rate paid on floating rate debt
Financial Review - Income Statement

(In thousands)	As of Sept. 30, 2010	As of Dec. 31, 2009
ASSETS		
Cash and cash equivalents	$350,653	$474,690
Short term investments	-	50,000
Voyage receivables	135,273	146,311
Other receivables	121,660	100,140
Inventories, prepaid expenses and other current assets	63,315	46,225
Total Current Assets	670,901	817,366
Capital Construction Fund	-	40,698
Restricted cash	-	7,945
Vessels and other property, less accum. depr.	3,017,821	2,942,233
Vessels held for sale	3,738	
Deferred drydock expenditures, net	47,566	58,535
Total vessels, deferred drydock and other property	3,069,125	3,000,768
Investments in affiliated companies	281,962	189,315
Intangible assets, less accumulated amortization	84,433	99,088
Goodwill	9,589	9,589
Other assets	83,636	43,672
Total Assets	$4,199,646	$4,208,441
LIABILITIES AND EQUITY		
Total current liabilities	$210,447	$183,093
Long-term debt	1,820,275	1,813,289
Deferred gain on sale and leaseback of vessels	50,659	82,500
Deferred federal income taxes and other liabilities	261,332	261,704
Total Equity	1,856,933	1,867,855
Total Liabilities and Equity	$4,199,646	$4,208,441

OSG

Raised $450M in capital market transactions Q1; net
reduction in outstanding balances under credit facilities of
$308M; vessel expenditures totaled $240M and $152M
advanced to FSO joint venture
Includes deposit related to the purchase of the Overseas
Kythnos, completed in Q4
Includes CIP of $632M; reflects Q2 impairment of $12.5M
Represents Overseas Galena Bay
Funding conversion of FSOs and FSO Africa operating
costs ($80M); cash collateral required by FSO JV banking
facility ($72M); offset by net operating losses ($5.5M) and
distributions ($9M)
Reflects Q2 impairment in crude lightering operations
Includes $13.3M dividend payable November 23
Financial Review - Balance Sheet

2010 Guidance
■ Estimated vessel expenses (updated from $275M to $290M due to reductions in lubricating oils, stores, spares and repairs)
 • $265M to $270M
■ Time and bareboat charter hire expenses
 • $365M to $380M
■ Depreciation and Amortization
 • $170M to $190M
■ G&A (updated from $100M to $115M)
 • Approximately $105M
■ Equity income of affiliated companies (updated from $3M to $8M due to 3Q mark-to-market loss on FSO Africa interest rate swaps due to further decline in long-term interest rates)
 • $0M to $5M
■ Interest expense
 • Interest expense approx. $65M to $75M
■ Capital expenditures
 • $22M in full year drydock costs (Q4 detail: $8M on 8 vessels)
 • $433M in full year newbuild progress payments, vessel improvements and capitalized interest (Q4 detail: $193M)

An invitation to OSG’s investors and lenders meeting

December 15, 2010
New York

Registration Required
Contact: Jennifer Schlueter

page *
Appendix

(In thousands, except per share amounts)	Three Months Ended				Nine Months Ended			
	Sep. 30, 2010		Sep. 30, 2009		Sep. 30, 2010		Sep. 30, 2009	
	$	$ Per Share	$	$ Per Share	$	$ Per Share	$	$ Per Share
Loss on write-down of securities or other investments	($325)	($0.01)	-	-	($656)	($0.02)	($3,283)	($0.12)
(Loss) / gain on sale of vessels and other assets, net of impairments	(1,722)	(0.06)	$3,693 [1]	$0.14	(27,246) [1]	(0.93) [1]	131,148 [1, 2]	4.88
Shipyard contract termination costs	-	-	5,141	0.19	627	0.02	(27,074)	(1.01)
Costs associated with OSP Tender	-	-	(1,412) [2]	(0.05)	-	-	(1,412) [2]	(0.05)
Mark-to-market loss on FSO Africa interest rate swaps	(3,033)	(0.10)	-		(6,907)	(0.23)	-	-
De-designation of interest rate swaps	-	-	-		(4,548)	(0.16)	-	-
Deferred finance costs related to terminated OSP facilit	-	-	-		(1,029)	(0.04)	-	-
Unrealized derivative activity	164	-	(701)	(0.03)	237	0.01	1,168	0.04
Total	**($4,916)**	**($0.17)**	**$6,721**	**$0.25**	**($39,522)**	**($1.35)**	**$100,547**	**$3.74**
Reported Net Income / (loss) attributable to OSG / EPS	($31,754)	($1.06)	($19,624)	($0.73)	**($78,964)**	($2.71)	$93,332	$3.47
Adjusted Net Income / (loss) attributable to OSG / EPS	**($26,838)**	**($0.89)**	**($26,345)**	**($0.98)**	**($39,442)**	**($1.36)**	**($7,215)**	**($0.27)**
Diluted shares outstanding		30,147		26,865		29,277		26,871

----

[1] The U.S. Flag asset impairment charges on Overseas New Orleans, Overseas Puget Sound, Overseas Phildelphia and OSG 400 have been tax effected from the full impairment charge of $25.2 million.

[2] These amounts are shown net of noncontrolling (minority) interest.

OSG

Set forth below are significant items of income and expense that affected the Company’s results for the three and nine months ended September
30, 2010 and 2009, all of which are typically excluded by securities analysts in their published estimates of the Company’s financial results
Special Items Affecting Net Income/(Loss)
In calculating Clarksons average spot rates, each vessel class was weighted following OSG’s typical trading routes. This follows a similar methodology used in how OSG calculates average spot rates during the period in the Operations section of Management’s Discussion and
Analysis reported in the Company’s 10-Q and 10-K filings. VLCC voyages were weighted 60% Arabian Gulf-East and 40% Arabian Gulf-
West; Suezmaxes weighted 100% using W. Africa to U.S.Gulf; Aframaxes weighted 100% using Caribbean-U.S. Gulf and U.S. Atlantic Coast;
Panamaxes are weighted 100% Caribbean-U.S. Gulf/U.S. Atlantic Coast since Clarksons does not publish rates for Ecuador-U.S. West Coast;
MRs weighted using 60% trans-Atlantic and 40% Caribbean-U.S. Atlantic Coast.
Methodology Used for Calculating Clarksons Average Spot Rates
Reconciling Items

$ in thousands	Three Months Ended Sep. 30, 2010	Three Months Ended Sep. 30, 2009	Nine Months Ended Sep. 30, 2010	Nine Months Ended Sep. 30, 2009
Time charter equivalent revenues	$208,558	$207,298	$670,081	$748,472
Add: Voyage expenses	51,370	36,278	143,504	102,564
Shipping Revenues	$259,928	$243,576	$813,585	$851,036

$ in thousands	Three Months Ended Sep. 30, 2010	Three Months Ended Sep. 30, 2009	Nine Months Ended Sep. 30, 2010	Nine Months Ended Sep. 30, 2009
Net income / (loss) attributable to OSG	($31,754)	($19,624)	($78,964)	$93,332
(Credit) for income taxes	(1,516)	(1,850)	(3,624)	(6,153)
Interest expense	17,739	10,933	49,225	33,208
Depreciation and amortization	42,195	40,977	127,333	129,748
EBITDA	$26,664	$30,436	$93,970	$250,135

OSG

EBITDA represents operating earnings excluding net income / (loss) attributable to the noncontrolling interest, which is before interest expense and income taxes, plus other income and depreciation and amortization expense. EBITDA is presented to provide investors with meaningful additional information that management uses to monitor ongoing operating results and evaluate trends over comparative periods. EBITDA should not be considered a substitute for net income / (loss) attributable to the Company or cash flow from operating activities prepared in accordance with accounting principles generally accepted in the United States or as a measure of profitability or liquidity. While EBITDA is frequently used as a measure of operating results and performance, it is not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculation.
EBITDA
Consistent with general practice in the shipping industry, the Company uses time charter equivalent revenues, which represents shipping revenues less voyage expenses, as a measure to compare revenue generated from a voyage charter to revenue generated from a time charter. Time charter equivalent revenues, a non-GAAP measure, provides additional meaningful information in conjunction with shipping revenues, the most directly comparable GAAP measure, because it assists Company management in making decisions regarding the deployment and use of its vessels and in evaluating their financial performance.
TCE Revenues
Reconciling Items

	Owned	Chartered-in	Total	Newbuild	Total
VLCC	9	6	15	2	17
FSO	2	-	2	-	2
Suezmax	-	2	2	-	2
Aframax	6	6	12	2	14
Panamax	9	-	9	-	9
Lightering	2	5	7	-	7
Total Crude	28	19	47	4	51
LR2	-	1	1	-	1
LR1	2	2	4	2	6
MR*	15	17	32	4	36
Total Products	17	20	37	6	43
Handysize	4	9	13	2	15
ATB	7	-	7	-	7
Lightering	3	-	3	1	4
Total U.S. Flag	14	9	23	3	26
Total Gas	4	-	4	-	4
TOTAL	63	48	111	13	124
*Products operating fleet Includes 2 owned U.S. Flag MRs that trade internationally and a car carrier; Products newbuild fleet includes a chemical tanker
Fleet Composition - As of 10/30/10

Q310	Q410
Trade – Crude Oil		
VLCC (including ULCC)	8	19
Suezmax	-	25
Aframax	69	33 [1]
Panamax	5	5
Trade – Refined Petroleum Products		
LR2	-	-
LR1	184	78
MR	25	64
Trade – U.S. Flag		
Product Carrier	15	32
ATB	42	31
Other	-	32
Total	**348**	**319**
Layup days - U.S. Flag (excluded from above)	**460**	**460** [2]

[1] Excludes any idle time for the Sabine and Brazos

[1] Includes 92 days for the Overseas Galena Bay

OSG

Off Hire and Scheduled Drydock
In addition to regular inspections by OSG personnel, all vessels are subject to periodic drydock, special survey and other scheduled or known maintenance and repairs. The table below sets forth actual days off hire for the third quarter of 2010 and anticipated days off hire for the above-mentioned events by vessel class for the fourth quarter of 2010.
Off Hire Schedule

($ in thousands)	Crude	Product	U.S. Flag	Gas	Total
Base charter hire	$51,300	$24,269	$17,452	$2,026	**$95,047**
Profit share	(1,585)	0	0	0	**(1,585)**
Amortization of deferred gain	(9,803)	(811)	0	0	**(10,614)**
Other	44	0	2,430	0	**2,474**
Spot charter lightering	5,746	0	0	0	**5,746**
Charter Hire Expense	**$45,702**	**$23,458**	**$19,882**	**$2,026**	**$91,068**

($ in thousands)	VLCC	Suezmax	Aframax	Lightering	Total Crude
Base charter hire	$22,892	$6,838	$12,844	$8,726	$51,300
Profit share	(307)	107	(65)	(1,320)	(1,585)
Amortization of deferred gain	(6,615)	0	(2,172)	(1,016)	(9,803)
Other	0	0	44	0	44
Spot charter lightering	0	0	0	5,746	5,746
Charter Hire Expense	$15,970	$6,945	$10,651	$12,136	$45,702

OSG

For the Quarter Ended September 30, 2010
Note: Vessels chartered-in for less than one year are not on the Company’s fleet list. During the second quarter, the Gas segment chartered in an LPG carrier for an initial term that was less than one year.
Charter Hire Expense by Segment

Time Charter	Pool Charters	Total
2010	68,542,600	3,885,092	72,427,692
2011	232,295,075	6,764,682	239,059,757
2012	142,533,828	-	142,533,828
2013	106,382,174	-	106,382,174
2014 and thereafter	89,921,164	-	89,921,164
Total	$ 639,674,841	$ 10,649,774	$ 650,324,615
% of Total	98%	2%	100%

	U.S.	Product	Crude	Other	Total
2010	46,375,500	13,684,700	6,504,400	1,978,000	68,542,600
2011	185,701,875	17,547,900	21,197,800	7,847,500	232,295,075
2012	137,024,328	-	263,500	5,246,000	142,533,828
2013	106,382,174	-	-		106,382,174
2014 and thereafter	89,921,164	-	-		89,921,164
Total	$ 565,405,041	$ 31,232,600	$ 27,965,700	$ 15,071,500	$ 639,674,841
% of Total	89%	5%	4%	2%	100%

	U.S.	Product	Crude	Other	Total
2010	920	648	368	92	2,028
2011	3,546	866	1,175	365	5,952
2012	2,473	-	17	244	2,734
2013	1,846	-	-	-	1,846
2014 and thereafter	1,416	-	-	-	1,416
Total	10,201	1,514	1,560	701	13,976
% of Total	73%	11%	11%	5%	100%

OSG

Locked-in Time Charter
Days by Segment
Locked-in Time Charter
Revenue by Segment
Locked-in
Charter Revenue
Locked-in time charter days for 2010 are as of 9/30/10 and will differ from a more current date used in Appendices 3 and 4 in the quarterly earnings press release
Future Revenue $/Days by Segment - As of 9/30/10

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www.osg.com